Exhibit 10.24


                                VOTING AGREEMENT
                                ----------------

      This Voting Agreement (the "Agreement") is made effective as of ___,
2005, by and among Origin Agritech Company Limited, a British Virgin Islands company, and its successors (the "Company") and certain stockholders of the Company whose names are set forth on the signature pages to this Agreement (each an "Stockholder" and collectively, the "Stockholders").

                                    RECITALS
                                    --------

      WHEREAS, pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), by and among the Company State Harvest Holdings Limited and various individuals, the Company has acquired State Harvest Holdings Limited;

      WHEREAS, the Purchase Agreement provides that the Company and the Stockholders execute voting agreements which provide for substantially similar voting obligations as those provided for herein; and

      WHEREAS, the parties desire to enter into this Agreement and to provide that in exercising any voting rights related to the subject matter of this Agreement, the shares of the Company's voting stock held by them shall be voted as provided in this Agreement.

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1

                                Agreement to Vote

      1.1 Agreement to Vote. During the term of this Agreement, each Stockholder hereby agrees and covenants, severally and not jointly, to vote or cause to be voted all of his, her or its Common Stock of the Company ("Common Stock") then owned by him, her or it or over which he, she or it has voting power at any regular or special meeting of stockholders, or, in lieu of any such meeting, to give his, her or its written consent in any action by written consent of the stockholders, in favor of the following item:

            (a) The election to the Company's Board of Directors of the following two (2) individuals:

            (i) Kerry Propper; and

            (ii) One (1) nominee designated by Kerry Propper;.

            (b) In the event that any of the persons nominated pursuant to
Section 1.1(a) is unable or unwilling to serve as a director, the election of such successor nominee as is designated by the parties entitled to designate such nominee pursuant to Section 1.1(a).

      1.2 Further Assurances. Each Stockholder shall take such action as may be reasonably necessary ------------------- to perform its obligations hereunder.

                                   ARTICLE 2

                                  Miscellaneous

      2.1 Termination. This Agreement shall remain in effect until the third anniversary of the acquisition of State Harvest Holdings Limited by the Company. From and after such date, this Agreement shall terminate automatically and without further action by any of the parties.

      2.2 Successors; Legending of Shares. The terms of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties hereto and each transferee or assignee of the Common Stock of the Stockholders subject to this Agreement shall continue to be subject to the terms hereof. During the term of this Agreement, each certificate representing the Common Stock subject to this Agreement shall be endorsed by the Company with a legend reading substantially as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS
          CERTIFICATE TO THE SECRETARY OF THE COMPANY."

      Within three (3) business days following termination of this Agreement, the Company shall provide to each Stockholder new certificates from which the above legend has been removed.

      2.3 Governing Law. This Voting Agreement shall be governed in all respects by the laws of the State of New York without regard to choice of laws or conflict of laws provisions thereof or the laws under which the Company is incorporated.


      2.4 Specific Performance. In the event of a breach by any party of its obligation to vote or act as provided in this Agreement, any aggrieved party shall be entitled to a decree of specific performance. The aggrieved party shall not be denied specific performance by a court on the ground that a remedy at law is adequate or on other grounds relating to the jurisdiction of a court of equity.

      2.5 Successors and Assigns. This Agreement and all rights, duties and obligations hereunder shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

      2.6 Entire Agreement; Amendment. This Agreement and any term hereof may be amended, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the Company and the Stockholders. Any amendment or waiver of this Agreement so effected shall be binding upon each of the parties to this Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Any prior agreements, understandings or representations with respect to the subject matter hereof, are superseded by this Agreement and shall have no further force or effect.


      2.7 Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by first-class United States mail or delivered in person or sent via next day Federal Express delivery or any other nationally-recognized overnight delivery service or by facsimile (with confirmation of receipt), addressed:

            (a) if to an Stockholder, at such address as set forth in the Stock Purchase Agreement, or at such other address as the Stockholder shall have furnished to the Company in writing;

            (b) if to any other holder of any securities subject to this Agreement, at such address as such holder shall have furnished to the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company; or

            (c) if to the Company, at the address set forth below the signature of the Company's duly authorized representative.

      Notice shall be deemed to be received for purposes of this Agreement (i) when delivered, if delivered in person, (ii) one (1) business day after having been deposited for delivery, if delivered by next day Federal Express delivery or any other nationally-recognized overnight delivery service, (iii) three (3) days after having been deposited in the United States mails with first class postage prepaid and addressed to the recipient and (iv) when sent, if delivered by facsimile (with confirmation of receipt).

      2.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default under this Agreement shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      2.9 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      2.10 Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                [Remainder of this Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement as of the date first set forth above.

      COMPANY:               ORIGIN AGRITECH COMPANY LIMITED



      Fax:                   By:
                                 --------------------------------------------
                                      Name:
                                      Title:



      STOCKHOLDERS:          By:
                             ------------------------------------------------
                                               Signature

                             Name:
                                   ------------------------------------------
                                               Han Gengchen


                             By:
                                 --------------------------------------------
                                               Signature

                             Name:
                                   ------------------------------------------
                                               Yang Yasheng


                             By:
                                 --------------------------------------------
                                               Signature

                             Name:
                                   ------------------------------------------


                                         Yuen Leong